Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

Senior Notes

In January 2017, we were assigned a second investment grade rating on our senior secured notes by rating agencies. As a result, certain covenants, including those that limit SPL’s ability to make certain investments, under the Indenture are no longer applicable.

Private Placement Notes

In February 2017, we entered into a Note Purchase Agreement with various purchasers to issue and sell $800 million aggregate principal amount of 5.00% senior secured notes due 2037 in a private placement conducted pursuant to Section 4(a)(2) of the Securities Act.